EXHIBIT 10(ff)



                             FIRST AMENDMENT TO
               STANHOME SUPPLEMENTAL INVESTMENT SAVINGS PLAN

           WHEREAS, Stanhome Inc., a Massachusetts corporation (the "Company"), has heretofore adopted and maintains a supplemental defined contribution plan for the benefit of certain of its employees designated the "Stanhome Supplemental Investment Savings Plan" (the "Plan"); and

           WHEREAS, the Company has amended and restated the Plan effective January 1, 1997; and

           WHEREAS, the Company desires to further amend the Plan in certain respects;

           NOW, THEREFORE, pursuant to the power of amendment contained in
 Section 8 of the Plan, the Plan is amended effective August 1, 1997 in the following respects:

           1. Section 1(b) of the Plan is amended to add a new paragraph at the end thereof to read as follows:

      Notwithstanding the foregoing, upon the occurrence of a Change in Control (as defined in Appendix A hereto), participation in this Plan shall be limited to those Employees who were Participants in this Plan as of the date of such Change in Control.

           2. Section 10 the Plan is amended to add a new paragraph at the end thereof to read as follows:

                Notwithstanding any provision of this Plan to the contrary, following the date on which a Change in Control (as defined in Appendix A hereto) occurs, the "Committee" for purposes of this Section shall be comprised of the individuals who are members of the Committee immediately prior to such Change in Control. After such date, an individual need not be an Employee in order to be a member of the Committee, and any vacancies on the Committee that may arise shall be filled by the remaining members of the Committee.


      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 24 day of December, 1997.

                                    STANHOME INC.

                                    By: /s/ H. L. Tower
                                       ----------------------------------

                                    Title: President and CEO
                                           ------------------------------


 ATTEST:



 /s/ Mark I. Cohen
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 Title: Assistant Secretary
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